UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 31, 2003

                         PROVIDIAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                    1-12897                     94-2933952
------------------------     ------------------------      --------------------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)

             201 Mission Street
          San Francisco, California                             94105
   ---------------------------------------                  ---------------
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
      -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Managed Net Credit Loss and Delinquency Rates. Providian Financial Corporation's managed net credit loss rate for the month ended January 31, 2003 and its 30+ day managed delinquency rate as of January 31, 2003 are presented in the table below. Managed results include results from both reported and securitized loans, including loans securitized in the Providian Gateway Master Trust.


Managed Net Credit Loss Rate (1)(2)      30+ Day Managed Delinquency Rate (1)(3)
----------------------------------       ---------------------------------------
    (Annualized) (Unaudited)                         (Unaudited)

            18.00%                                     11.25%

(1)  Calculations exclude SFAS No. 133 market value adjustments.
(2) Gross principal charge-offs for the monthly period less the total amount of recoveries on previously charged-off loans, divided by the average daily total managed loans for the monthly period, multiplied by 12. Total managed loans exclude the estimated uncollectible portion of finance charges and fees. Recoveries include proceeds from the sale of charged-off assets to third parties.
(3) Total managed loans as of the last day of the monthly period that are 30 or more days past due, divided by the total managed loans as of the last day of the monthly period. Total managed loans exclude the estimated uncollectible portion of finance charges and fees. In January, the dollar amount of managed loans 30 or more days delinquent declined modestly compared to the previous month, while the amount of total managed loans declined.

     Providian Gateway Master Trust Net Credit Loss and Delinquency Rates. Providian Gateway Master Trust's net credit loss rate for the month ended January 31, 2003 and its 30+ day delinquency rate as of January 31, 2003 are presented in the table below.


Trust Net Credit Loss Rate (1)                30+ Day Trust Delinquency Rate (2)
------------------------------                ----------------------------------
  (Annualized) (Unaudited)                               (Unaudited)

          19.38%                                           13.26%

(1) Gross principal charge-offs for the monthly period for loans in the Trust less the total amount of recoveries on previously charged-off loans, divided by the principal receivables outstanding in the Trust as of the last day of the prior monthly period, multiplied by 12. Recoveries include proceeds from the sale of charged-off assets to third parties. During the months in which an addition of accounts to the Trust takes place, the weighted average principal receivables outstanding in the Trust is used as the denominator (calculated based on the principal receivables outstanding in the Trust as of the last day of the prior monthly period and the principal receivables outstanding in the Trust immediately following such addition).
(2) Total loans in the Trust as of the last day of the monthly period that are 30 or more days past due, divided by the total loans in the Trust as of the last day of the monthly period.




     Providian Gateway Master Trust Excess Spread. Series-specific three-month average excess spreads for the Providian Gateway Master Trust for the month ended January 31, 2003 are presented in the table below.


                           Excess Spread by Series (1)
                           ---------------------------
                            (Annualized) (Unaudited)

                  Three-Month Average  Class A Invested   Class A Expected Final
                    Excess Spread         Amount (2)          Payment Date
                  -------------------  -----------------  ----------------------
Series 2000-A           3.15%            $566,660,000         April 15, 2005
Series 2000-B (4)       2.72%            $625,000,000     September 15, 2005
Series 2000-C (4)       2.78%            $575,000,000     September 15, 2003
Series 2000-D (5)       3.56%            $664,454,138     January 15, 2003 (3)
Series 2001-A           3.39%            $500,000,000         March 15, 2004
Series 2001-B           3.42%            $850,000,000         April 17, 2006
Series 2001-C           3.47%            $550,000,000           May 17, 2004
Series 2001-D           3.30%            $650,000,000           May 15, 2008
Series 2001-E           3.34%            $650,000,000          June 15, 2006
Series 2001-F           3.52%            $350,000,000          July 15, 2004
Series 2001-G           3.37%            $400,000,000          July 15, 2008
Series 2001-H           3.23%            $375,000,000     September 15, 2006
Series 2001-J (5)       4.75%            $255,187,876    January 15, 2003 (3)
Series 2002-A (5)       3.84%            $960,000,000    November 17, 2003(3)
Series 2002-B             -              $750,000,000      December 15, 2005


(1) Excess spread for a series is based on the series' portfolio yield (generally, finance charge, fee and interchange collections allocated to the series minus principal charge-offs allocated to the series) less the series' base rate (generally, interest payable to series investors, servicing fees allocated to the series, and, for some series, certain fees payable to third-party credit enhancers), in each case measured as a percentage of the series' invested amount. For Series 2000-D and Series 2001-J, a pay out event for the series will occur, if the three-month average excess spread for the series is less than 2%. For each other series, a pay out event for the series will occur, and early amortization of the series will begin, if the three-month average excess spread for the series is less than 0%.
(2) Class A Invested Amounts are as of January 31, 2003. These exclude Class B Invested Amounts and Class C Invested Amounts held by third-party investors, in the aggregate amount of $389,943,720 for all series.
(3)  Series  2000-D,  Series  2001-J  and  Series  2002-A  do not have a Class A
     Expected Final Payment Date. These series have scheduled amortization periods for the payment of principal for which the initial payment dates are listed in the table above. Commencement of the scheduled amortization periods is subject to extension under certain circumstances. The scheduled amortization periods for Series 2000-D and 2001-J began January 15, 2003 and they will continue amortizing based upon available principal collections.
(4) Series 2000-B and Series 2000-C have been modified by amendment to remove the 2% additional factor that was previously included in the calculation of the base rate for those series.
(5) For Series 2000-D, Series 2001-J and Series 2002-A, a pay out event will occur, and early amortization of the series will begin, if a pay out event with respect to any other series of the Providian Gateway Master Trust occurs.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)


Date:  February 13, 2003            By: /s/ Daniel Sanford
                                        ----------------------------------------
                                        Daniel Sanford
                                        Executive Vice President and
                                        Controller